                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2004

                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                         0-19907                     48-1109495
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(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)

                 224 East Douglas, Suite 700, Wichita, KS        67202
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               (Address of principal executive offices)        (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; AND

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On October 8, 2004, Lone Star Steakhouse & Saloon, Inc. (the "Company")
entered into a Revolving Credit Loan Agreement (the "Credit Agreement") with
SUNTRUST BANK, INTRUST BANK, N.A. and the several banks and other financial institutions from time to time party thereto (the "Lenders"), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders. The Credit Agreement
allows the Company to borrow up to $30,000,000 with the right to borrow an additional $20,000,000 under certain conditions such that the total amount of the credit facility shall not exceed $50,000,000. The Credit Agreement terminates in October 2007; however, it is subject to acceleration in the event of a change of control of the Company as that term is defined in the Credit
Agreement. At the time of each borrowing, the Company may elect to pay interest at the higher of SUNTRUST BANK's published prime rate or the Federal Funds
Rate plus one-half of one percent (.50%); or the LIBOR Rate plus one and one-half percent (1.50%). The Company is required to achieve certain financial ratios and to maintain certain net worth requirements as defined in the Credit Agreement.
The Company is required to pay on a quarterly basis a facility fee equal to .25%
per annum on the daily-unused amount of the credit facility.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       EXHIBIT NO.             EXHIBITS

       99.1                    Revolving Credit Loan Agreement dated as of
                               October 8, 2004 among Lone Star Steakhouse &
                               Saloon, Inc., as Borrower, SUN TRUST BANK,
                               INTRUST BANK, N.A. and the several banks and
                               other financial institutions from time to time
                               party thereto, and SUNTRUST BANK as
                               Administrative Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LONE STAR STEAKHOUSE & SALOON, INC.

Dated:  October__, 2004            By: /s/ John D. White
                                      ------------------------------------------
                                      Name:  John D. White
                                      Title: Executive Vice President